Principal Funds, Inc.
Supplement dated September 15, 2017
to the Statement of Additional Information dated April 7, 2017 as revised May 2, 2017 as amended and restated June 12, 2017 and September 11, 2017
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second to the last sentence in the first paragraph and replace with the following:
The Board is currently composed of eleven members, nine of whom are Independent Directors.
Independent Directors
Add the following paragraph to the alphabetical list of Independent Directors:
Christopher O. Blunt. Mr. Blunt has served as a Director of PFI and PVC and as a Trustee of the Trust since 2017. Christopher Blunt served in various capacities at New York Life Insurance Company from 2004 - 2017, most recently as the President of the Investments Group. Prior to New York Life, he was Chairman and Chief Executive Officer of Giving Capital Inc. Through his education and employment experience, Mr. Blunt is experienced with financial, regulatory and investment matters.
Management Information
Add the following row to the Independent Directors table in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Christopher O. Blunt 711 High Street Des Moines, IA 50392 1962	Director Member Nominating & Governance Committee	Since 2017	Formerly, President of Investments Group, New York Life Insurance Company	131	MainStay Funds Trust MainStay VP Funds Trust MainStay Defined Term Municipal Opportunities Fund Investment Company Institute (ICI)
Add the following column to the Independent Directors (not Considered to be “Interested Persons”) table in alphabetical order:

Fund	Blunt*
Blue Chip	A
Diversified Real Asset	A
Preferred Securities	A
Small-MidCap Dividend Income	A
Total Fund Complex	C
*Mr. Blunt was not a director as of December 31, 2016.
Add the following row to the Compensation table on page 50 in alphabetical order:

Director	The Funds in this SAI*	Fund Complex
Christopher O. Blunt ***	$0	$0
***Director’s appointment effective September 12, 2017.

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INVESTMENT ADVISORY AND OTHER SERVICES
Effective on or about October 16, 2017, under Investment Advisors, add the following to the alphabetical list of sub-advisors:

Sub-Advisor:	The Boston Company Asset Management, LLC (“Boston”) is a majority-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).
Fund(s):    a portion of the assets of Diversified Real Asset
Effective October 2, 2017, delete the Sub-Advisor: Mellon Capital Management Corporation ("Mellon Capital") section, and replace with the following:

Sub-Advisor:
Mellon Capital Management Corporation (“Mellon Capital”) is directly owned by MBC Investments Corporation.  MBC Investments Corporation is directly owned by BNY Mellon IHC, LLC, which in turn is owned by BNY Mellon.

Fund(s):    Bond Market Index
Effective on October 1, 2017, in the Management Agreement section, under Contractual Limits on Total Annual Fund Operating Expenses, delete the rows for the following Funds and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5	Expiration
Bond Market Index	N/A	N/A	0.71%	0.16%	1.04%	0.91%	0.73%	0.54%	0.42%	12/30/2018
Diversified Real Asset	1.22%	1.97%	N/A	0.85%	N/A	N/A	N/A	N/A	N/A	12/30/2018
Small-MidCap Dividend Income	1.13%	1.88%	N/A	0.86%	N/A	N/A	N/A	N/A	N/A	12/30/2018
Effective October 1, 2017, in the Management Agreement section, under Contractual Management Fee Waivers, delete the table and replace with the following:

Contractual Fee Waivers
Fund	Waiver	Expiration
Bond Market Index	0.10%	12/30/2018
Diversified Real Asset	0.03%	12/30/2018
Global Multi-Strategy	0.04%	12/30/2018

APPENDIX C - PROXY VOTING POLICIES
Effective on or about October 16, 2017, add The Boston Company Asset Management, LLC's Proxy Voting Policy to the alphabetical list of proxy policies.

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The Boston Company                                    Proxy Voting
Asset Management, LLC                                    Policy
» A BNY Mellon CompanySM

Policy Statement
This policy describes the proxy voting guidelines and related procedures which are applied to those client accounts over which The Boston Company Asset Management, LLC (“TBCAM”) has been delegated the authority to vote proxies.

Policy Details
TBCAM is a member firm of BNY Mellon’s Proxy Voting & Governance Committee (“the Committee”). TBCAM has adopted the Committee’s Proxy Voting Policy for all U.S. issuers and for those non U.S. issuers with a market cap of $10 Billion (or greater) or where there is an active ownership (by the Committee’s members) of 2% (or greater) of the issuer’s outstanding voting securities. In addition, TBCAM has adopted the Institutional Shareholder Services (“ISS”) Global Proxy Voting Guidelines for any non-U.S. issuer not meeting such criteria (collectively, the “Guidelines”).
TBCAM utilizes the services of ISS and Glass Lewis as proxy advisors. Additionally ISS serves as our voting agent, voting ballots according to the guidelines currently in place.
Voting Policies and Process

▪
Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including investment companies advised by TBCAM (the “Funds”) and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

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Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

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Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly- held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

▪
Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short- term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

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“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

▪
Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be

Last Revised: June 2017

The Boston Company                                    Proxy Voting
Asset Management, LLC                                    Policy
» A BNY Mellon CompanySM

referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

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Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

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Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares

▪	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law. Proxy records will be retained for not less than 7 years.

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Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

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Charter - We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

Oversight Activities
TBCAM performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and TBCAM records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are completed as component of our Rule 206(4) -7 compliance program.
Appropriate disciplinary action will be taken for failure to comply with the requirements of this policy, which could include termination of employment.

Policy Content Compliance
TBCAM Compliance

Last Revised: June 2017